Exhibit 10.3
AMENDMENT NO. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT
This AMENDMENT NO. 2 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”), is made as of this 31st day of July, 2025 (the “Effective Date”) by and among ASURE SOFTWARE, INC., a Delaware corporation (“Parent”), and any additional borrower that may hereafter be added to this Agreement and each of their successors and permitted assigns (together with Parent, each individually as a “Borrower”, and collectively, the “Borrowers”), ASURE OPERATIONS LLC, a Delaware limited liability company (“Asure Operations”), ASURE CUSTOMER & IP HOLDCO LLC, a Delaware limited liability company (“Asure IP”), ASURE PAYROLL TAX MANAGEMENT LLC, a Delaware limited liability company (“Asure Payroll”), ASURE BENEFITS MANAGEMENT LLC, a Delaware limited liability company (“Asure Benefits”), ASURE TREASURY MANAGEMENT LLC, a Delaware limited liability company (“Asure Treasury”), LATHEM TIME 2025, LLC, a Delaware limited liability company (“Lathem Time”), and any additional entities that become party hereto as Guarantors and each of their successors and permitted assigns (together with Asure Operations, Asure IP, Asure Payroll, Asure Benefits, Asure Treasury and Lathem Time, each individually, a “Guarantor” and collectively, with each of their successors and assigns, the “Guarantors”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (“Agent”), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.
RECITALS
A.The Borrowers, Guarantors, Agent and Lenders are parties to that certain Credit, Security and Guaranty Agreement, dated as of April 10, 2025, by and among the Borrowers and the other entities from time to time party thereto, as borrowers, the Guarantor and the other entities from time to time party thereto, as guarantors, Agent and Lenders (as amended by that certain Limited Consent, Amendment No. 1 and Joinder to Credit, Security and Guaranty Agreement, dated as of July 1, 2025, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and as the same is amended hereby and as it may be further amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make certain advances of money and to extend other financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.
B.The Credit Parties, Agent and Required Lenders have agreed to amend the Existing Credit Agreement to, among other things, amend the liquidity covenant in accordance with the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and the Credit Parties hereby agree as follows:
1.Recitals and Definitions. This Agreement shall constitute a Financing Document and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used but not defined in the Recitals hereto).
2.Amendments to Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 5 below, each of the parties hereto agrees that the Existing Credit Agreement shall be amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the definition of “Minimum Liquidity Threshold” in its entirety as follows:
““Minimum Liquidity Threshold” means $10,000,000.”
3.Reaffirmation of Security Interest; Enforceability. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that each of this Agreement and each of the agreements, documents, and instruments executed in connection herewith, the Credit Agreement and the other Financing Documents to which it is a party constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.Confirmation of Representations and Warranties. Each Credit Party hereby (a) represents and warrants to Agent and each Lender that (i) all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects with respect to such Credit Party as of the date hereof, and such party’s delivery of its respective signatures hereto shall be deemed to be its certification thereof, except to the extent that any such representation or warranty relates to a specific earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such specific earlier date; provided, however, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof, and (ii) the entry into and giving effect to this Agreement does not result in a Default or Event of Default; and (b) covenants to perform its obligations under the Credit Agreement and the other Financing Documents.
5.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:
(a)Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, Agent and each Lender;
(b)all of the representations and warranties of the Credit Parties set forth herein and in the other Financing Documents are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) on and as of such date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);
(c)After giving effect to this Agreement, no Default or Event of Default shall exist under any of the Financing Documents (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and
(d)Agent shall have received such further documents, agreements, information, certificates, records and filings as Agent may reasonably request.
6.Post-Closing Covenants.
(a)By the date that is thirty (30) days after the date of this Agreement (or such later date as Agent may agree in writing), Credit Parties shall provide to Agent a reasonably acceptable (in Agent’s discretion) landlord’s agreement, from BREIT Industrial HS Property Owner, LLC (“BREIT”), with respect to the leased property identified on Schedule 9.2(b) to the Credit Agreement for which BREIT is the Landlord.

(b)Credit Parties hereby agree that failure to comply with the requirements set forth in this Section 6 shall constitute an immediate and automatic Event of Default.
7.Costs, Fees and Expenses. In consideration of Agent’s agreement to enter into this Agreement, the Credit Parties shall be responsible for the payment of all reasonable out-of-pocket costs, fees and expenses of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.
8.Ratification. Except as specifically amended pursuant to the terms hereof, the Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party party hereto. Each Credit Party expressly consents and agrees to the execution and delivery of this Agreement and the other documents executed and delivered in connection herewith, ratifies and confirms that no guarantee, assurance, or Lien granted, conveyed or assigned to Agent for the benefit of Lenders under the Financing Documents are released, diminished, impaired, reduced, or otherwise adversely affected by the execution and delivery of this Agreement or the other documents executed and delivered in connection herewith, and ratifies and confirms the Obligations.
9.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement or any other Financing Document.
10.Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as modified by this Agreement. Except as specifically set forth above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.
11.Governing Law and Waiver of Jury Trial.
(a)THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(b)EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PARTY BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PARTY AT THE ADDRESS SET

FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
(c)EACH CREDIT PARTY, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH CREDIT PARTY, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH CREDIT PARTY, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
12.Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
13.Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
14.Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.
15.Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
16.Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
17.Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

(SIGNATURES APPEAR ON FOLLOWING PAGES)

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have duly executed this Agreement as of the day and year first hereinabove set forth.

BORROWER:	ASURE SOFTWARE, INC. By: /s/ Patrick Goepel Name: Patrick Goepel Title: Chief Executive Officer

GUARANTORS:
ASURE OPERATIONS LLC
By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer
ASURE CUSTOMER & IP HOLDCO LLC
By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer
ASURE PAYROLL TAX MANAGEMENT LLC
By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer
ASURE BENEFITS MANAGEMENT LLC
By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer
ASURE TREASURY MANAGEMENT LLC
By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer
LATHEM TIME 2025, LLC
By: /s/ Patrick Goepel
Name: Patrick Goepel
Title: Chief Executive Officer

AGENT:
MIDCAP FINANCIAL TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
    Name: Maurice Amsellem
    Title: Authorized Signatory

LENDERS:
MIDCAP FUNDING XLVI TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
    Name: Maurice Amsellem
    Title: Authorized Signatory

MIDCAP FUNDING XIII TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
    Name: Maurice Amsellem
    Title: Authorized Signatory

LENDERS:	MIDCAP FINANCIAL INVESTMENT CORPORATION By: /s/ Kristin Hester Name: Kristin Hester Title: Chief Legal Officer